                                                                    EXHIBIT 4(a)


NUMBER                                                                    SHARES

S

Common Stock                                                        PAR VALUE
                                                                 $.10 PER SHARE

                              CLAYTON HOMES, INC.

INCORPORATED UNDER THE LAWS                             CUSIP 184190 10 6
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS




THIS CERTIFIES THAT










IS THE OWNER OF



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Clayton Homes, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.







DATED


COUNTERSIGNED AND REGISTERED.
     AMERICAN STOCK TRANSFER & TRUST COMPANY
               (NEW YORK, NY)
                              TRANSFER AGENT
                              AND REGISTRAR                           PRESIDENT



BY

                              AUTHORIZED SIGNATURE
                                                                      SECRETARY





[SEAL]

                              CLAYTON HOMES, INC.


     The Corporation will furnish without charge to each shareholder who so requests a copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof. Such request may be directed to the Secretary of the Corporation at its principal office in the city of Knoxville, Tennessee.
     The Board of Directors of the Corporation has authority to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred stock of the Corporation, the number of shares constituting such series, and the designation of such series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                             UNIF GIFT MIN ACT--_________ Custodian _________
     TEN ENT -- as tenants by the entireties                                          (Cust)             (Minor)
     JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
                survivorship and not as tenants                                      Act _________________________
                in common                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


_______________________________________________________________________________

_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF CLAYTON HOMES, INC. WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED, __________________
                              _________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.




                    ____________________________________________________________
                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.